QUALITY
CASH RESERVE
PRIME SHARES




ANNUAL REPORT




March 31, 2001

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Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ................................ 3

              QUALITY CASH RESERVE PRIME SHARES
                 Schedule of Investments ............................ 5
                 Statement of Assets and Liabilities ................13
                 Statement of Operations ............................14
                 Statements of Changes in Net Assets ................15
                 Financial Highlights ...............................16
                 Notes to Financial Statements ......................17
                 Report of Independent Accountants ..................20




                    ---------------------------------------
   The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                    ---------------------------------------


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                                        2

Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to report on the progress of your Fund for the twelve months ended March 31, 2001.


MARKET ACTIVITY
Two major factors impacted the money markets over the annual period--the pace of US economic growth and the actions of the Federal Reserve Board. These factors rapidly changed direction, with the second half of the fiscal year ultimately proving to be a rather dramatic departure from the first half.


Ongoing strength of the US economy and anticipation of higher interest rates pushed yields on short-term money market securities significantly higher throughout much of the third calendar quarter.

o As the economy continued to expand, there was concern that inflation may be imminent and that the Federal Reserve Board would continue its tightening cycle. In fact, the Federal Reserve Board followed up its three 1999 interest rate hikes and two first quarter 2000 rate hikes with another increase on May 16, 2000, bringing the total increase to 1.75%.

o Reflecting the lagged effects of these increases, the US economy began showing signs of slowing in the third calendar quarter. Citing continued concerns regarding a tight labor market and a sharp rise in energy prices, Federal Reserve Board policy makers maintained their bias to fight inflation. The Federal Reserve Board was trying to determine whether the slowdown in demand was `tentative and preliminary' or if the significant tightenings they made had produced a desired, slower rate of growth.


The slowdown in the economy that began in the third quarter of 2000 accelerated into the fourth, leading to anticipation of lower interest rates. Money market yields dramatically declined.

o US nominal GDP growth fell from 5.6% in the second calendar quarter to 2.2% in the third quarter and to just over 1.0% in the fourth quarter. Businesses sought to trim unwanted inventories, industrial production faltered and consumer demand weakened. In particular, consumer spending on motor vehicles and other `big ticket' items became sluggish. Also, the global economy began to show signs of weakness.
o The deceleration in economic activity at the end of 2000 was so pronounced that the Federal Reserve Board took two unprecedented steps.
   -- At their mid-December meeting, the Federal Reserve Board shifted its risk assessment for the economy directly from one of inflation to one of economic weakness.
   -- Then, at the beginning of the new year, the Federal Reserve Board lowered the targeted federal funds rate and the discount rate by 0.50% to 6.0% and 5.5%, respectively. This surprise inter-meeting move directly followed the January 2nd release of the National Association of Purchasing Managers
      (NAPM) report, which indicated weakness not seen since the recession of 1991.
o At the next two scheduled meetings, on January 31 and March 20, the Federal Reserve Board again lowered interest rates by 0.50% each time. These rate cuts addressed Federal Reserve Board concerns that the fundamentals that had plagued the economy in the last half of 2000, i.e., weakness in consumer demand, deterioration of equity markets and slowdown in manufacturing, continued unabated.


INVESTMENT REVIEW
We continued to manage the Fund conservatively, maintaining high portfolio quality, adjusting weighted average maturities in response to market conditions, and strictly limiting exposure to any particular issuer. Evidence of our insistence on these high investment standards can be found in Standard & Poor's (S&P) rating of the portfolio of which Quality Cash Reserve Prime Shares is a class. The portfolio has received a `AAAm' rating.* This rating is the highest that S&P awards to money market funds.


   7-DAY CURRENT YIELD                                           (as of 3/31/01)
--------------------------------------------------------------------------------
   Quality Cash Reserve Prime Shares                                       4.34%
   iMoneyNet First Tier Retail Money Funds Average                         4.60%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Yields will fluctuate. `Current Yield' represents the income generated by an investment in the Fund over a seven-day period. This income is then annualized. Money Fund Report Averages, a service of iMoneyNet, Inc., are averages for categories of similar money market funds.
* Ratings are subject to change and do not remove market risk.

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                                        3

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Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


Our strategy in this Fund continued to be concentrated on investing in high quality issues. As of March 31, 2001, 74.63% of the Prime Series was invested in securities rated A1+/P1 and 25.37% in securities rated A1/P1, by S&P and Moody's, respectively.


During the first half of the fiscal year, we maintained a `barbell' strategy for the Series. By combining a high percentage of floating rate notes, longer-dated securities and short-term paper, we were able not only to take advantage of the steep yield curve but also the higher yield opportunities that became available each time the Federal Reserve Board increased interest rates.


As the economic slowdown accelerated and the equity markets continued to slide through the second half of the fiscal year, a deterioration in credit quality of many corporations became more prevalent. A number of companies that we had been comfortable owning in the portfolio in the past were either downgraded or `on watch' for possible downgrades by rating agencies. Thus, our primary focus on purchasing high quality issues with little downgrade risk--especially in these uncertain times--became a challenge. Another challenge for this Series came when the Federal Reserve Board cut interest rates in early January. This surprise inter-meeting move came at an inopportune time for the Series. We usually manage the portfolio with a shorter-than-benchmark duration at year-end for liquidity purposes. As a result, we were compelled not only to reinvest this year-end cash at lower rates due to the Federal Reserve Board move, but also to invest the substantial inflows that came to the Series early in 2001 at the new lower level of interest rates.


As of March 31, 2001, 60.03% of the Prime Series was invested in US commercial paper, 19.37% in corporate floating rate securities, 7.91% in euro time deposits--Cayman, 7.68% in euro-dollar certificates of deposit, 3.86% in Yankee certificates of deposit and 1.15% in US agency discount notes, FNMAs, and cash or cash equivalents.


LOOKING AHEAD
The question remains whether the US is currently experiencing an economic `soft landing' or is headed for a recession. At present, we believe economic data seems to point to moderate economic growth, contained inflationary pressures, the possibility of a near-term tax cut for the consumer and an accommodating Federal Reserve Board expected to lower interest rates through the second quarter of 2001. In our view, most economic indicators--while weak across the board from suppliers to producers on through to consumers--have not yet declined to levels that would qualify as a recession.


In the Fund, then, we intend to manage the portfolio with a slightly longer-than-benchmark weighted average maturity. We intend to continue to choose high quality issuers in an effort to avoid potential downgrades, should the economy continue to slow. We will also continue to maintain our conservative investment strategies and standards for the foreseeable future. We continue to believe in the conservative approach that we apply to investing on behalf of the Fund and will continue to seek competitive yields for our shareholders.


As always, we appreciate your continued support.


Sincerely,

/s/Darlene M. Rasel

Darlene M. Rasel
Portfolio Manager
March 31, 2001

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                                        4
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Quality Cash Reserve Prime Shares
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SCHEDULE OF INVESTMENTS March 31, 2001

                                           RATING 1
                                       ------------         PAR
 PRIME SERIES                          S&P  MOODY'S       (000)    MARKET VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER 2--60.03%
AIRCRAFT & AEROSPACE--1.08%
   BAE Systems Holdings, Inc.:
      6.36%     5/25/01 .............  A-1      P-1    $ 25,000  $   24,761,500
      4.75%     6/18/01 .............  A-1      P-1      30,607      30,292,003
      4.72%     6/29/01 .............  A-1      P-1      15,100      14,923,800
                                                                 --------------
                                                                     69,977,303
                                                                 --------------
ASSET BACKED--23.09%
   Asset Portfolio Funding Corp.,
      5.02%     4/12/01 .............  A-1+     P-1      35,000      34,946,314
   Beta Finance Incorporated,
      4.92%     5/1/01 ..............  A-1+     P-1      43,500      43,321,650
   CC (USA), Inc.:
      5.37%     4/18/01 .............  A-1+     P-1      44,000      43,888,423
      4.91%     6/13/01 .............  A-1+     P-1      33,000      32,671,439
   Compass Securitization LLC:
      5.60%     4/11/01 .............  A-1+     P-1      45,000      44,930,000
      5.04%     5/14/01 .............  A-1+     P-1      40,360      40,117,033
      5.25%     5/18/01 .............  A-1+     P-1      25,000      24,828,646
   Corporate Receivables Corporation,
      5.09%     4/11/01 .............  A-1+     P-1      21,000      20,970,308
   Edison Asset Securitization LLC,
      4.85%     5/22/01 .............  A-1+     P-1      30,000      29,793,875
   K2 (USA) LLC:
      5.42%     5/8/01 ..............  A-1+     P-1      10,000       9,944,294
      5.20%     6/15/01 .............  A-1+     P-1      19,500      19,288,750
      5.13%     7/31/01 .............  A-1+     P-1      28,000      27,517,210
   Monte Rosa Capital Corporation,
      4.95%     4/17/01 .............  A-1+     P-1      49,000      48,890,333
   Moriarty LLC:
      5.47%     4/24/01 .............  A-1+     P-1      55,000      54,807,790
      5.17%     4/25/01 .............  A-1+     P-1      40,000      39,854,133
      4.67%     7/19/01 .............  A-1+     P-1      15,000      14,787,904
      5.13%     8/20/01 .............  A-1+     P-1      55,000      53,894,913
      4.80%     9/4/01 ..............  A-1+     P-1      17,000      16,646,400
      4.56%     9/26/01 .............  A-1+     P-1      50,000      48,872,667
   Park Avenue Receivables Corporation,
      5.10%     4/3/01 ..............  A-1      P-1      67,768      67,748,799
   Pennine Funding LLC:
      5.60%     4/2/01 ..............  A-1+     P-1       9,000       8,998,600
      5.39%     4/17/01 .............  A-1+     P-1      35,000      34,916,156
      4.74%     6/25/01 .............  A-1+     P-1      25,000      24,720,208
      4.68%     7/18/01 .............  A-1+     P-1      50,000      49,298,000
      4.56%     9/25/01 .............  A-1+     P-1      50,000      48,879,000
   Preferred Receivable Funding Corp.
      4.97%     4/30/01 .............  A-1      P-1      30,000      29,879,892
   Quincy Capital Corp.,
      5.00%     4/20/01 .............  A-1+     P-1      60,000      59,841,667


See Notes to Financial Statements.
--------------------------------------------------------------------------------

                                        5
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Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2001

                                           RATING 1
                                       ------------         PAR
 PRIME SERIES                          S&P  MOODY'S       (000)    MARKET VALUE
--------------------------------------------------------------------------------

   Receivables Capital Corp.:
      5.35%     4/5/01 ..............  A-1+     P-1    $ 35,000  $   34,979,194
      5.60%     4/17/01 .............  A-1+     P-1      13,734      13,699,818
      4.98%     4/24/01 .............  A-1+     P-1      60,000      59,809,100
   Sheffield Receivables Corp.:
      5.00%     4/17/01 .............  A-1+     P-1      25,000      24,944,444
      5.06%     4/19/01 .............  A-1+     P-1      40,000      39,898,800
      5.00%     4/30/01 .............  A-1+     P-1      25,000      24,899,306
      5.00%     5/4/01 ..............  A-1+     P-1      75,670      75,323,179
      4.95%     6/7/01 ..............  A-1+     P-1      26,600      26,354,948
      5.88%     6/15/01 .............  A-1+     P-1      25,000      24,693,750
      5.92%     7/2/01 ..............  A-1+     P-1      19,380      19,086,802
   Thames Asset Global Securitization:
      5.08%     5/31/01 .............  A-1      P-1      10,000       9,915,333
      4.97%     6/12/01 .............  A-1      P-1      26,402      26,139,564
   Tulip Funding Corp.:
      5.42%     5/1/01 ..............  A-1+     P-1      35,000      34,841,917
      5.25%     5/21/01 .............  A-1+     P-1      38,414      38,133,898
   Windmill Funding Corp.:
      4.87%     5/18/01 .............  A-1+     P-1      45,000      44,714,214
      4.84%     5/24/01 .............  A-1+     P-1      25,000      24,821,861
                                                                 --------------
                                                                  1,496,510,532
                                                                 --------------
AUTOMOBILES & TRUCKS--0.35%
   Toyota Motor Credit Corp.,
      5.37%     4/10/01 .............  A-1+     P-1      22,650      22,619,592
                                                                 --------------
BANK HOLDING COMPANIES--2.38%
   Bank of America:
      5.23%     5/11/01 .............  A-1      P-1      40,000      39,767,556
      6.31%     5/25/01 .............  A-1      P-1      55,000      54,479,425
   Wells Fargo & Company,
      5.05%     5/4/01 ..............  A-1      P-1      60,000      59,722,250
                                                                 --------------
                                                                    153,969,231
                                                                 --------------
BANKS--7.54%
   Bayerische Hypo-und Vereinsbank AG,
      5.23%     7/10/01 .............  A-1      P-1      47,000      46,317,194
   CBA (Delaware) Finance, Inc.,
      4.97%     4/26/01 .............  A-1+     P-1      50,000      49,827,431
   Credit Suisse First Boston:
      5.29%     6/25/01 .............  A-1+     P-1      50,000      49,375,486
      5.12%     7/6/01 ..............  A-1+     P-1      50,000      49,317,333
      5.09%     7/23/01 .............  A-1+     P-1      50,000      49,201,153
   Fortis Bank:
      6.42%     4/10/01 .............  A-1+     P-1      12,900      12,879,296
      4.96%     4/24/01 .............  A-1+     P-1      84,000      83,733,813


See Notes to Financial Statements.
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                                        6
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Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2001

                                           RATING 1
                                       ------------         PAR
 PRIME SERIES                          S&P  MOODY'S       (000)    MARKET VALUE
--------------------------------------------------------------------------------

   KFW International Finance Inc.:
      5.42%     4/23/01 .............  A-1+     P-1    $  5,500  $    5,481,783
      4.90%     5/15/01 .............  A-1+     P-1     100,000      99,401,111
      5.15%     6/18/01 .............  A-1+     P-1      18,485      18,278,738
   Wells Fargo Bank N.A.,
      5.22%     5/24/01 .............  A-1+     P-1      25,000      24,807,875
                                                                 --------------
                                                                    488,621,213
                                                                 --------------
ELECTRONICS--2.67%
   Alcatel SA:
      6.45%     4/9/01 ..............  A-1      P-1      28,500      28,459,150
      4.95%     5/15/01 .............  A-1      P-1      75,000      74,546,250
   Hewlett-Packard Co.:
      4.90%     5/29/01 .............  A-1+     P-1      48,400      48,017,909
      4.90%     5/30/01 .............  A-1+     P-1      22,500      22,319,312
                                                                 --------------
                                                                    173,342,621
                                                                 --------------
CONGLOMERATES--0.62%
   Honeywell International, Inc.,
      5.22%     4/6/01 ..............  A-1      P-1      40,000      39,971,000
                                                                 --------------
CONSUMER PRODUCTS--0.53%
   Eastman Kodak Company,
      4.96%     6/13/01 .............  A-1      P-1      35,000      34,647,978
                                                                 --------------
FINANCE: DIVERSIFIED--5.81%
   Associates First Capital Corp.:
      5.03%     4/18/01 .............  A-1+     P-1      42,000      41,900,238
      4.96%     4/19/01 .............  A-1+     P-1      50,000      49,876,000
      4.97%     4/25/01 .............  A-1+     P-1      75,000      74,751,500
      4.97%     4/26/01 .............  A-1+     P-1      30,000      29,896,458
   GE Capital International Funding, Inc.:
      5.45%     4/24/01 .............  A-1+     P-1      50,000      49,825,903
      4.91%     6/11/01 .............  A-1+     P-1      55,000      54,467,401
   General Electric Capital Corp.:
      5.37%     4/5/01 ..............  A-1+     P-1      11,664      11,657,041
      5.22%     5/17/01 .............  A-1+     P-1      45,000      44,699,850
      5.20%     6/8/01 ..............  A-1+     P-1      20,000      19,803,556
                                                                 --------------
                                                                    376,877,947
                                                                 --------------
FINANCIAL SERVICES--2.68%
   Goldman Sachs & Co.:
      5.59%     4/30/01 .............  A-1+     P-1      50,000      49,774,847
      5.37%     7/17/01 .............  A-1+     P-1      40,000      39,361,567
   Morgan Stanley Dean Witter & Co.:
      5.35%     4/23/01 .............  A-1+     P-1      25,000      24,918,264
      5.01%     5/17/01 .............  A-1+     P-1      60,000      59,615,900
                                                                 --------------
                                                                    173,670,578
                                                                 --------------


See Notes to Financial Statements.
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                                        7
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Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2001

                                           RATING 1
                                       ------------         PAR
 PRIME SERIES                          S&P  MOODY'S       (000)    MARKET VALUE
--------------------------------------------------------------------------------

FOODS--0.18%
   Campbell Soup Company,
      6.38%     6/4/01 ..............  A-1      P-1    $ 12,000  $   11,863,893
                                                                 --------------
INSURANCE, PROPERTY AND CASUALTY--2.55%
   MetLife Funding, Inc.,
      5.22%     5/17/01 .............  A-1+     P-1       9,359       9,296,575
   Prudential PLC:
      5.20%     4/23/01 .............  A-1+     P-1      10,000       9,968,222
      5.10%     5/22/01 .............  A-1+     P-1      14,000      13,898,850
      4.88%     6/18/01 .............  A-1+     P-1      50,000      49,471,333
   Transamerica Finance Corp.:
      5.10%     4/12/01 .............  A-1      P-1      57,800      57,704,429
      6.43%     4/23/01 .............  A-1      P-1      25,000      24,901,764
                                                                 --------------
                                                                    165,241,173
                                                                 --------------
MINING--1.59%
   Rio Tinto America, Inc.:
      5.35%     4/19/01 .............  A-1+     P-1       5,050       5,036,491
      5.23%     5/18/01 .............  A-1+     P-1      93,620      92,980,758
      4.82%     5/23/01 .............  A-1+     P-1       5,000       4,965,189
                                                                 --------------
                                                                    102,982,438
                                                                 --------------
PHARMACEUTICAL--2.56%
   Abbott Laboratories,
      4.94%     4/26/01 .............  A-1+     P-1     122,000     121,581,472
   Johnson & Johnson,
      4.95%     4/17/01 .............  A-1+     P-1      25,000      24,945,000
   Schering Corp.,
      6.42%     4/24/01 .............  A-1+     P-1      19,400      19,320,428
                                                                 --------------
                                                                    165,846,900
                                                                 --------------
PUBLISHING--3.08%
   Gannett Co., Inc.:
      5.05%     4/4/01 ..............  A-1      P-1      40,000      39,983,167
      4.99%     4/12/01 .............  A-1      P-1     160,029     159,781,944
                                                                 --------------
                                                                    199,765,111
                                                                 --------------
TELEPHONE--3.14%
   Verizon Global Funding Corp.:
      5.30%     5/2/01 ..............  A-1      P-1      20,000      19,908,722
      5.24%     5/7/01 ..............  A-1      P-1      25,000      24,869,000
      4.86%     5/31/01 .............  A-1      P-1      15,000      14,878,500
   Verizon Network Funding Corp.:
      5.35%     4/18/01 .............  A-1+     P-1      45,000      44,886,313
      5.25%     5/8/01 ..............  A-1+     P-1      50,000      49,730,208
      4.96%     6/7/01 ..............  A-1+     P-1      25,000      24,769,222
      4.72%     6/15/01 .............  A-1+     P-1      25,000      24,754,167
                                                                 --------------
                                                                    203,796,132
                                                                 --------------


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                        8
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Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2001

                                           RATING 1
                                       ------------         PAR
 PRIME SERIES                          S&P  MOODY'S       (000)    MARKET VALUE
--------------------------------------------------------------------------------

UTILITIES--0.18%
   National Rural Utilities CFC,
      6.45%     4/11/01 .............  A-1+     P-1    $ 12,000  $   11,978,500
                                                                 --------------
TOTAL COMMERCIAL PAPER
   (Amortized Cost $3,891,682,142) ............................   3,891,682,142
                                                                 --------------

FLOATING RATE-NOTE--19.37%
   Abbey National Treasury Services, PLC,
      4.96%     10/25/01 ............  A-1+     P-1      35,000      34,990,075
   Abbott Laboratories,
      5.178%    3/1/02 ..............  A-1+     P-1      35,000      35,000,000
   American Express Centurian Bank:
      5.229%    5/9/01 ..............  A-1      P-1      25,000      25,000,000
      5.273%    12/4/01 .............  A-1      P-1      40,000      40,000,000
   American Honda Finance Corp.:
      4.856%    6/25/01 .............  A-1      P-1       7,500       7,503,385
      5.38%     11/20/01 ............  A-1      P-1      25,000      25,000,000
      5.04%     1/24/02 .............  A-1      P-1      40,000      39,996,494
   Associates Corp. of North America,
      5.48%     2/22/02 .............  A-1+     P-1      50,000      50,066,891
   AT&T Corp.,
      5.028%    6/14/01 .............  A-1      P-1      15,000      14,999,142
   Bayerische Landesbank Girozentrale:
      5.014%    5/31/01 .............  A-1+     P-1      25,000      24,997,945
      4.98%     10/25/01 ............  A-1+     P-1      38,000      37,991,354
   Boeing Capital Corp.,
      5.33%     2/7/02 ..............  A-1+     P-1      65,000      64,970,628
   Caterpillar, Inc.,
      5.15%     12/10/01 ............  A-1      P-1      10,507      10,516,718
   Chase Manhattan Corporation:
      5.36%     12/10/01 ............  A-1+     P-1       5,000       5,012,070
      6.479%    1/3/02 ..............  A-1+     P-1      24,766      24,784,182
      4.956%    3/22/02 .............  A-1+     P-1      15,500      15,522,082
   Commerzbank AG:
      4.948%    4/20/01 .............  A-1      P-1      25,000      24,999,617
      5.00%     4/26/01 .............  A-1      P-1      25,000      24,999,497
   Credit Suisse First Boston Inc.:
      4.998%    8/20/01 .............  A-1+     P-1       5,000       5,000,234
      5.31%     3/20/02 .............  A-1+     P-1      50,000      50,000,000
   Federal National Mortgage Association Med Term Note,
      5.175%    3/21/02 .............  A-1+     P-1      45,000      45,000,000
   Household Finance Corporation,
      5.269%    6/4/01 ..............  A-1      P-1       2,000       2,000,675
   J.P. Morgan Chase & Co.,
      5.678%    1/28/02 .............  A-1+     P-1      64,000      64,068,118


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2001

                                           RATING 1
                                       ------------         PAR
 PRIME SERIES                          S&P  MOODY'S       (000)    MARKET VALUE
--------------------------------------------------------------------------------

   Merrill Lynch & Co., Inc.:
      6.645%    4/12/01 .............  A-1+     P-1    $ 30,000  $   29,999,963
      5.036%    4/17/01 .............  A-1+     P-1      50,000      49,999,767
      5.036%    4/18/01 .............  A-1+     P-1      30,000      29,999,863
      4.988%    4/20/01 .............  A-1+     P-1      50,000      50,001,275
      5.41%     9/10/01 .............  A-1+     P-1      20,000      20,006,545
      5.355%    1/8/02 ..............  A-1+     P-1      25,000      25,000,000
   National Rural Utilities CFC,
      4.994%    6/15/01 .............  A-1+     P-1      13,000      13,000,000
   Paccar Financial Corp.,
      5.71%     4/26/02 .............  A-1+     P-1      40,000      40,065,385
   Salomon Smith Barney Holdings, Inc.
      5.209%    3/4/02 ..............  A-1      P-1      30,000      30,057,859
   SBC Communications, Inc.:
      5.475%    5/1/01 ..............  A-1+     P-1      30,000      30,000,000
      5.339%    5/15/01 .............  A-1+     P-1      15,000      14,999,824
   Toyota Motor Credit Corp.:
      5.14%     12/7/01 .............  A-1+     P-1      60,000      60,000,000
      5.054%    4/2/02 ..............  A-1+     P-1      55,000      55,000,000
   Unilever Capital Corp.,
      5.11%     9/7/01 ..............  A-1      P-1      40,000      40,004,357
   Verizon Global Funding Corp.:
      4.85%     3/20/02 .............  A-1      P-1      40,000      39,973,509
      4.97%     3/21/02 .............  A-1      P-1      30,000      30,035,643
   Westpac Banking Corporation,
      4.99%     9/13/01 .............  A-1+     P-1      25,000      24,998,333
                                                                 --------------
TOTAL FLOATING RATE--NOTE
   (Amortized Cost $1,255,561,430) ............................   1,255,561,430
                                                                 --------------

AGENCY DISCOUNT NOTES--0.68%
   Federal Farm Credit Bank Discount Notes,
      4.54%     2/26/02 .............  A-1      P-1      10,000       9,582,572
   Federal National Mortgage Association Disc. Note,
      4.72%     8/1/01 ..............   --      Aaa      35,000      34,440,156
                                                                 --------------
TOTAL AGENCY DISCOUNT NOTES
   (Amortized Cost $44,022,728) ...............................      44,022,728
                                                                 --------------

YANKEE CERTIFICATES OF DEPOSIT--3.86%
   Bayerische Landesbank Girozentrale,
      5.05%     2/26/02 .............  A-1+     P-1      10,000       9,998,251
   Commerzbank US Finance, Inc.,
      6.30%     6/19/01 .............  A-1      P-1      35,000      35,017,491
   Landesbank Baden Wurttemberg:
      6.67%     4/3/01 ..............  A-1+     P-1      50,000      50,004,196
      5.16%     8/13/01 .............  A-1+     P-1      50,000      50,037,233


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2001

                                           RATING 1
                                       ------------         PAR
 PRIME SERIES                          S&P  MOODY'S       (000)    MARKET VALUE
--------------------------------------------------------------------------------

   Natexis Banque Popularies:
      5.49%     4/2/01 ..............  A-1      P-1    $ 25,000  $   25,000,007
      5.11%     5/1/01 ..............  A-1      P-1      50,000      50,000,000
   Norddeutsche Landesbank Girozentrale,
      4.96%     5/22/01 .............  A-1+     P-1      30,000      30,000,421
                                                                 --------------
TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (Amortized Cost $250,057,599) ..............................     250,057,599
                                                                 --------------

EURODOLLAR CERTIFICATES OF DEPOSIT--7.68%
   Abbey National Treasury Services, PLC,
      5.48%     7/17/01 .............  A-1+     P-1      15,000      15,000,000
   Banca Commerciale Italiana Spa,
      5.78%     4/9/01 ..............  A-1      P-1      40,000      40,000,044
   Banca Intesa Spa,
      5.04%     5/15/01 .............  A-1      P-1      40,000      40,005,459
   Barclays Bank PLC,
      5.27%     10/30/01 ............  A-1+     P-1      10,000      10,007,354
   Bayerische Hypo-und Vereinsbank AG,
      5.35%     7/11/01 .............  A-1      P-1      50,000      49,998,585
   Bayerische Landesbank Girozentrale,
      5.52%     7/19/01 .............  A-1+     P-1      35,000      35,001,031
   Commerzbank AG:
      6.27%     6/20/01 .............  A-1      P-1      13,000      13,005,123
      6.02%     7/5/01 ..............  A-1      P-1      25,000      25,031,272
      5.405%    7/6/01 ..............  A-1      P-1      30,000      30,000,390
   Credit Agricole Indosuez SA:
      5.02%     5/15/01 .............  A-1+     P-1      40,000      40,004,751
      5.47%     7/12/01 .............  A-1+     P-1      50,000      50,000,000
   Halifax PLC,
      5.00%     4/27/01 .............  A-1+     P-1      50,000      50,000,000
   Landesbank Baden Wurttemberg:
      5.535%    4/23/01 .............  A-1+     P-1      35,000      35,000,106
      6.64%     5/3/01 ..............  A-1+     P-1      30,000      30,000,000
   Svenska Handelsbanken, Inc.,
      6.45%     4/17/01 .............  A-1      P-1      10,000      10,000,314
   Westdeutsche Landesbank Girozentrale,
      4.85%     6/1/01 ..............  A-1+     P-1      25,000      25,000,000
                                                                 --------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
   (Amortized Cost $498,054,429) ..............................     498,054,429
                                                                 --------------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2001

                                           RATING 1
                                       ------------         PAR
 PRIME SERIES                          S&P  MOODY'S       (000)    MARKET VALUE
--------------------------------------------------------------------------------

EURO TIME DEPOSIT-CAYMAN--7.91%
   Allied Irish Banks PLC,
      4.91%     8/15/01 .............  A-1      P-1    $ 40,000  $   40,000,000
   Bayerische Landesbank Girozentrale,
      5.55%     4/23/01 .............  A-1+     P-1      50,000      50,000,000
   Bayerische Hypotheka Vereinsbank,
      5.53%     7/18/01 .............  A-1+     P-1      50,000      50,000,000
   Banq Bruxelles Lambert:
      4.98%     6/18/01 .............  A-1+     P-1      50,000      50,000,000
      4.88%     7/2/01 ..............  A-1+     P-1       6,100       6,100,000
      5.20%     8/13/01 .............  A-1+     P-1      25,000      25,000,000
      4.93%     9/7/01 ..............  A-1+     P-1      24,000      24,000,000
   Commerzbank AG:
      5.313%    4/2/01 ..............  A-1+     P-1      78,028      78,027,697
      6.43%     4/17/01 .............  A-1+     P-1      40,000      40,000,000
   Dresdner Bank AG,
      6.66%     5/9/01 ..............  A-1+     P-1      30,000      30,000,000
   Landesbank Baden Wurttemberg,
      4.95%     8/6/01 ..............  A-1+     P-1      50,000      50,000,000
   Norddeutsche Landesbank Girozentrale,
      5.06%     8/28/01 .............  A-1+     P-1      30,000      30,000,000
   Royal Bank of Canada,
      5.56%     4/11/01 .............  A-1+     P-1      40,000      40,000,000
                                                                 --------------
TOTAL EURO TIME DEPOSIT-CAYMAN
   (Amortized Cost $513,127,696) ..............................     513,127,697
                                                                 --------------

FNMA--0.39%
   Federal National Mortgage Association Med Term Note,
      5.25%     2/21/02 .............   --      Aaa      25,000      25,000,000
                                                                 --------------
TOTAL FNMA
   (Amortized Cost $25,000,000) ...............................      25,000,000
                                                                 --------------
TOTAL INVESTMENTS
   (Amortized Cost $6,477,506,025) 3 ..................   99.92% $6,477,506,025
OTHER ASSETS IN EXCESS OF LIABILITIES .................    0.08       5,079,037
                                                          -----  --------------
NET ASSETS ............................................  100.00% $6,482,585,062
                                                         ======  ==============

--------------------------------------------------------------------------------
1  Unaudited.
2 Most commercial paper is traded on a discount basis. In such cases, the interest rate shown represents the yield at time of purchase by the Fund.
3  Aggregate cost for federal tax purposes is $6,477,506,531.

MOODY'S RATINGS:
Aaa Judged to be of the best quality.
P-1 Commercial paper bearing this designation is of the best quality.
S&P RATINGS:
A-1 Commercial paper that has a strong degree of safety regarding timely payment. Those issues determined to possess very strong safety characteristics are denoted with a plus (+) sign.
A detailed description of the above ratings can be found in the Fund's Statement of Additional Information.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

 PRIME SERIES

                                                                              MARCH 31, 2001
--------------------------------------------------------------------------------------------
 ASSETS
  Investments, at amortized cost ...................................          $6,477,506,025
  Cash .............................................................                 439,795
  Receivable for capital shares sold ...............................                 284,208
  Interest receivable ..............................................              17,488,077
  Prepaid expenses and other .......................................               1,038,547
                                                                              --------------
Total assets .......................................................           6,496,756,652
                                                                              --------------
LIABILITIES
  Payable for capital shares redeemed ..............................               2,153,969
  Accounting fees payable ..........................................                  16,551
  Advisory fees payable ............................................               1,384,473
  Custody fees payable .............................................                 235,319
  Income dividend payable ..........................................               7,500,786
  Transfer agent fees payable ......................................                 552,405
  Accrued expenses and other .......................................               2,328,087
                                                                              --------------
Total liabilities ..................................................              14,171,590
                                                                              --------------
NET ASSETS .........................................................          $6,482,585,062
                                                                              ==============
COMPOSITION OF NET ASSETS
  Paid-in capital ..................................................          $6,482,393,110
  Undistributed net investment income ..............................                 118,726
  Accumulated net realized gain from investment transactions .......                  73,226
                                                                              --------------
NET ASSETS .........................................................          $6,482,585,062
                                                                              ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Deutsche Banc Alex. Brown Cash Reserve Prime Shares 1 ............          $         1.00
                                                                              ==============
  Deutsche Banc Alex. Brown Cash Reserve Institutional Prime Shares 2         $         1.00
                                                                              ==============
  Cash Reserve Prime Class A Shares 3 ..............................          $         1.00
                                                                              ==============
  Cash Reserve Prime Class B Shares 4 ..............................          $         1.00
                                                                              ==============
  Cash Reserve Prime Class C Shares 5 ..............................          $         1.00
                                                                              ==============
  Quality Cash Reserve Prime Shares 6 ..............................          $         1.00
                                                                              ==============

--------------------------------------------------------------------------------
1 Net asset value, offering and redemption price per share (based on net assets of $5,735,780,960 and 5,735,616,256 shares outstanding).
2 Net asset value, offering and redemption price per share (based on net assets of $671,539,063 and 671,517,510 shares outstanding).
3 Net asset value, offering and redemption price per share (based on net assets of $11,881,559 and 11,880,819 shares outstanding).
4 Net asset value, offering and redemption price per share (based on net assets of $11,975,189 and 11,974,950 shares outstanding).
5 Net asset value, offering and redemption price per share (based on net assets of $1,592,020 and 1,592,002 shares outstanding).
6 Net asset value, offering and redemption price per share (based on net assets of $49,816,271 and 49,808,855 shares outstanding).

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

 PRIME SERIES
                                                             FOR THE YEAR ENDED
                                                                 MARCH 31, 2001
-------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ...................................................    $404,222,336
                                                                   ------------
EXPENSES
   Investment advisory fee ....................................      15,889,784
   Distribution fees:
     Deutsche Banc Alex. Brown Cash Reserve Prime Shares ......      13,758,408
     Cash Reserve Prime Class A Shares ........................          37,092
     Cash Reserve Prime Class B Shares ........................          55,918
     Cash Reserve Prime Class C Shares ........................           8,100
     Quality Cash Reserve Prime Shares ........................         343,098
   Transfer agent fees ........................................       4,425,540
   Shareholder service fees:
     Deutsche Banc Alex. Brown Cash Reserve Prime Shares ......       2,743,690
   Registration fees ..........................................         610,687
   Custodian fees .............................................         534,944
   Directors' fees ............................................         234,276
   Accounting fees ............................................         192,423
   Professional fees ..........................................          98,274
   Miscellaneous ..............................................         417,333
                                                                   ------------
Total expenses ................................................      39,349,567
                                                                   ------------
NET INVESTMENT INCOME .........................................     364,872,769
NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS ................          73,226
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ....................    $364,945,995
                                                                   ============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

 PRIME SERIES
                                                                        FOR THE YEARS ENDED MARCH 31,
                                                                            2001                 2000
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ..................................     $    364,872,769     $    233,249,832
   Net realized gain from investment transactions .........               73,226               23,373
                                                                ----------------     ----------------
   Net increase in net assets from operations .............          364,945,995          233,273,205
                                                                ----------------     ----------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income:
     Deutsche Banc Alex. Brown Cash Reserve
        Prime Shares ......................................         (317,575,763)        (204,114,790)
     Deutsche Banc Alex. Brown Cash Reserve
        Institutional Prime Shares ........................          (43,000,080)         (24,839,929)
     Cash Reserve Prime Class A Shares ....................             (844,641)            (729,448)
     Cash Reserve Prime Class B Shares ....................             (280,056)            (154,996)
     Cash Reserve Prime Class C Shares ....................              (41,081)              (2,633)
     Quality Cash Reserve Prime Shares ....................           (3,131,157)          (3,408,016)
                                                                ----------------     ----------------
Total distributions .......................................         (364,872,778)        (233,249,812)
                                                                ----------------     ----------------
CAPITAL SHARE TRANSACTIONS
   (at net asset value of $1.00 per share)
   Proceeds from sales of shares ..........................       49,691,006,111       45,299,375,349
   Dividend reinvestments .................................          340,652,084          215,221,158
   Cost of shares redeemed ................................      (50,054,007,599)     (43,223,525,003)
                                                                ----------------     ----------------
   Net increase (decrease) in net assets from capital share
     transactions .........................................          (22,349,404)       2,291,071,504
                                                                ----------------     ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................          (22,276,187)       2,291,094,897
NET ASSETS
   Beginning of year ......................................        6,504,861,249        4,213,766,352
                                                                ----------------     ----------------
   End of year ............................................     $  6,482,585,062     $  6,504,861,249
                                                                ================     ================


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                       FOR THE YEARS ENDED MARCH 31,
                                                   2001           2000           1999           1998            1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF YEAR .......................    $  1.00        $  1.00        $  1.00        $  1.00         $  1.00
                                                -------        -------        -------        -------         -------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income ...................     0.0547         0.0447         0.0444         0.0465          0.0449
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................    (0.0547)       (0.0447)       (0.0444)       (0.0465)        (0.0449)
                                                -------        -------        -------        -------         -------
NET ASSET VALUE, END OF YEAR ...............    $  1.00        $  1.00        $  1.00        $  1.00         $  1.00
                                                =======        =======        =======        =======         =======
Total Return ...............................       5.61%          4.57%          4.53%          4.75%           4.59%
RATIOS TO AVERAGE NET ASSETS:
   Expenses after waivers ..................       0.97%          0.96%          0.92%          0.96%           0.91%
   Expenses before waivers .................       0.97%          0.96%          0.97%          1.02%           0.98%
   Net investment income ...................       5.47%          4.56%          4.44%          4.66%           4.50%
SUPPLEMENTAL DATA
   Net assets at end of year .............. $49,816,271    $74,505,413    $81,944,555   $226,978,689    $197,370,530


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT
        ACCOUNTING POLICIES
Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (the `Fund') began operations August 11, 1981. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Its objective is to seek as high a level of current income as is consistent with preservation of capital and liquidity.


The Fund consists of three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series. The Prime Series consists of six classes: Deutsche Banc Alex. Brown Cash Reserve Prime Shares (`Prime Shares'), Cash Reserve Prime Class A Shares, (formerly `Flag Investors Cash Reserve Prime Class A Shares'), Cash Reserve Prime Class B Shares, (formerly `Flag Investors Cash Reserve Prime Class B Shares'), Cash Reserve Prime Class C Shares, (formerly `Flag Investors Cash Reserve Prime Class C Shares'), Quality Cash Reserve Prime Shares (`Quality Cash Shares') and Deutsche Banc Alex. Brown Cash Reserve Institutional Prime Shares (`Institutional Prime Shares'). Shareholders can vote only on issues that affect the share classes they own. These financial statements present the Prime Series.


A. VALUATION OF SECURITIES
Each Portfolio has a weighted average maturity of 90 days or less. The Fund values portfolio securities on the basis of amortized cost, which is in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. Using this method, the Fund initially values a security at its purchased cost. The Fund then values the investment at amortized cost assuming a constant amortization to maturity of any discount or premium.


B. REPURCHASE AGREEMENTS
The Prime Series may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.


C. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Each portfolio is treated as a separate entity for federal income tax purposes.


The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.


These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of March 31, 2001 have been primarily attributable to a distribution reclassification, and have been reclassified to the following accounts:


                 Undistributed     Accumulated
                Net Investment    Net Realized  Paid-in
                 Income (Loss)  Gains (Losses)  Capital
          ------------------------------------------------
Cash Reserve--
  Prime Series        $ 23,373      $ (23,373)  $   --


D. SECURITIES TRANSACTIONS, INVESTMENT INCOME
   AND DISTRIBUTIONS
The Fund uses the trade date to account for securities transactions and the specific identification method for financial reporting and income tax purposes to determine the gain or loss on investments sold or redeemed. Interest income is recorded on an accrual basis and includes the amortization of premiums and accretion of discounts. Dividends to shareholders are declared daily. Dividend distributions or reinvestments are made monthly.

--------------------------------------------------------------------------------

Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premiums and discounts on all fixed-income securities. Management expects that there will be no impact to the Fund because of the adoption of this principle to the Fund's financial statements.


E. EXPENSES
Operating expenses for each share class or series are recorded on an accrual basis, and are charged to that class' or series' operations. If a Fund expense cannot be directly attributed to a share class or series, the expense is prorated among the classes or series that the expense affects and is based on the classes' or series' relative net assets.


F. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES AND OTHER FEES
Investment Company Capital Corp. (`ICCC'), an indirect wholly-owned subsidiary of Deutsche Bank AG, is the investment advisor to each series. Under the terms of the investment advisory agreement, the Fund pays ICCC a fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's aggregate average daily net assets: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount over $3.5 billion. The Prime Series pays an additional fee that is calculated daily and paid monthly at the annual rate of 0.02% of its average daily net assets.


ICCC also provides accounting services to the Fund. As compensation for these services, the Prime Series pays ICCC an annual fee that is calculated daily and paid monthly from its average daily net assets.

ICCC also provides transfer agency services to the Fund. As compensation for its transfer agent services, the Prime series pays ICCC a per account fee that is calculated and paid monthly.

ICC Distributors, Inc. (`ICC Distributors'), a non-affiliated entity, provides distribution services to the Fund. As compensation for these services, the Prime Shares and the Cash Reserve Prime Class A Shares each pay ICC Distributors an annual fee equal to 0.25% of average daily net assets. The Quality Cash Shares, Cash Reserve Prime Class B Shares and Cash Reserve Prime Class C Shares also pay ICC Distributors an annual fee for distribution services. This fee is equal to 0.60% of the Quality Cash Shares' aggregate average daily net assets and 1.00% (including a 0.25% shareholder servicing fee) of the Cash Reserve Prime Class B and Class C Shares' aggregate average daily net assets. No distribution fees were charged to the Institutional Prime Shares.

The Shareholder Service Plan (the `Plan') for the Deutsche Banc Alex. Brown Cash Reserve Shares of the Prime Series of the Fund (`Shares') provides compensation to third parties who provide shareholder services to clients, who from time to time beneficially own shares. In consideration of these services provided by any Shareholder Servicing Agent, the Fund will pay the distributor an annual fee, calculated daily and paid monthly, equal to 0.05% of the shares' average daily net assets.

ICCC may voluntarily waive a portion of its advisory fees for the Prime Series to preserve or enhance performance. No fees were waived for the period ended March 31, 2001.

The Fund participates along with other former Flag Investors Funds in a retirement plan (the Plan) for eligible Directors. Effective February 12, 2001, the Board of Directors of the Fund, as well as each fund participating in the Plan, voted to amend the Plan. The amendments provide that no further benefits would accrue to any current or future Directors and include a one-time payment of benefits accrued under the Plan to Directors, as calculated based on certain actuarial assumptions. At each Director's election, this one-time payment could be transferred into the Director's Deferred Compensation Plan or be paid to them in a lump sum cash distribution. Two retired directors will

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Quality Cash Reserve Prime Shares
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NOTES TO FINANCIAL STATEMENTS

continue to receive benefits under the provisions of the Plan. The actuarially computed pension expense allocated to the Fund for the year ended March 31, 2001 was $25,806 and the accrued liability was $178,554.


NOTE 3--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 12.81 billion shares of $.001 par value capital stock (8.66 billion Prime Series, 1.55 billion Treasury Series, 2.25 billion Tax-Free Series and 350 million undesignated). Transactions in capital shares of the Prime Series were as follows (at net asset value of $1.00 per share):


                                                                   For the
                                                                Year Ended
                                       March 31, 2001       March 31, 2000
                                      ---------------      ---------------
Prime Series:
  Sold:
  Prime Shares ....................    34,781,774,664       35,722,744,712
  Cash Reserve Prime
    Class A Shares ................       369,574,242          333,773,644
  Cash Reserve Prime
    Class B Shares ................        21,570,678           10,774,115
  Cash Reserve Prime
    Class C Shares ................         3,611,704            1,047,381
  Institutional Prime Shares ......    14,248,970,131        8,800,227,522
  Quality Cash Shares .............       265,504,692          430,807,975
Reinvested:
  Prime Shares ....................       300,567,137          191,935,470
  Cash Reserve Prime
    Class A Shares ................           538,430              564,622
  Cash Reserve Prime
    Class B Shares ................           238,869              131,700
  Cash Reserve Prime
    Class C Shares ................            29,796                1,722
  Institutional Prime Shares ......        36,273,237           19,239,279
  Quality Cash Shares .............         3,004,615            3,348,365
Redeemed:
  Prime Shares ....................   (35,119,236,863)     (33,870,074,943)
  Cash Reserve Prime
    Class A Shares ................      (374,445,652)        (331,152,236)
  Cash Reserve Prime
    Class B Shares ................       (12,814,093)         (10,282,099)
  Cash Reserve Prime
    Class C Shares ................        (2,828,014)            (270,588)
  Institutional Prime Shares ......   (14,251,483,991)      (8,570,149,304)
  Quality Cash Shares .............      (293,198,986)        (441,595,833)
                                      ---------------      ---------------
  Net increase (decrease) .........       (22,349,404)       2,291,071,504
                                      ===============      ===============


NOTE 4--TAX COST ADJUSTMENTS
For federal income tax purposes, the tax basis of investments held at March 31, 2001, was $6,477,506,531. The aggregate gross unrealized appreciation was zero, and the aggregate gross unrealized depreciation was $506.


NOTE 5--SUBSEQUENT EVENT
On March 13, 2001, Deutsche Asset Management announced that it will change the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management,' effective May 7, 2001. As a result, certain classes of the Fund have changed their names. This change will result in modifications to the presentation of the Fund's periodic reports on behalf of certain classes of the Fund.

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                                       19

Quality Cash Reserve Prime Shares
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Deutsche Banc Alex. Brown
Cash Reserve Fund, Inc. and Quality Cash Reserve
Prime Shares Shareholders of the Prime Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Series (one of the portfolios constituting the Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., hereafter referred to as the `Fund') at March 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as `financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
May 9, 2001


--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Year Ended March 31, 2001

The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.


Of ordinary dividends made during the fiscal year ended March 31, 2001, 0.02%, was derived from investments in US Government and Agency Obligations. All or a part of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.


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Quality Cash Reserve Prime Shares
P.O. Box 1346
Baltimore, MD 21203
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